                                                                    Exhibit 99.1

                                  NEWS RELEASE

FOR IMMEDIATE RELEASE                                Contact: Daniel L. Krieger,
                                                              President
                                                              (515) 232-6251
February 14, 2003

                            AMES NATIONAL CORPORATION
                        FOURTH QUARTER FINANCIAL RESULTS

         Net income for the quarter ended December 31, 2002 was $2,706,000, 5% higher than the $2,568,000 earned in the fourth quarter last year. Earnings per share were $.87 for the quarter compared to $.82 for the same period in 2001. Interest paid on deposits was nearly 25% lower this quarter than the amount paid in fourth quarter 2001, which helped offset the 10% decrease in interest income compared to the same period a year ago. Return on average assets was 1.65% this quarter compared to 1.64% in fourth quarter 2001. Return on average equity was 10.71%, which was slightly lower than the 10.82% posted a year ago. The efficiency ratio for fourth quarter was 47.07% compared to the 42.49% for the same period last year. The additional costs associated with the start up of United Bank & Trust, Marshalltown, Iowa, increased total overhead.

         Deposits increased to $550,622,000 for fourth quarter 2002, an 8% increase over the $511,509,000 recorded at the end of 2001. All categories of interest bearing deposits increased while demand deposits were nearly the same as a year ago.

         Loans rose 3% to $332,306,000, reversing the downward trend and recording the highest total since second quarter 2001. Although loans were higher than a year ago, the increase came primarily in commercial real estate loans with nearly all other categories experiencing lower quarter-end figures compared to last year. Most business borrowers are waiting for more favorable economic news before committing to additional debt.

         As of December 31, 2002, capital rose 8% to $101,523,000, nearly $8,000,000 more than December 31, 2001. Included in capital are unrealized capital gains on securities available for sale which amounted to $7,819,000 compared to $4,597,000 for the same quarter last year. Year-end capital represented 15% of total assets.

         Affiliate banks realized higher secondary market fees in 2002 as consumers continued to re-finance their homes to take advantage of the lowest rates in four decades. We do not believe this trend will continue at the same pace in 2003. A resolution to the situation in the Middle East would help to restore consumer confidence.

         Company stock, which is listed on the Bulletin Board under the symbol ATLO, closed at $46.75 on December 31, 2002. During fourth quarter, the price ranged from $45.90 to $47.50. The fourth quarter dividend paid was $.44 per share compared to $.42 per share paid in the fourth quarter a year ago.

         United Bank & Trust, Marshalltown, Iowa, has performed above projections in the generation of both deposits and loans in its first six months of operation. We are pleased with these results and feel the opportunity for additional growth in 2003 remains strong.

         We were saddened by the passing of Carroll B. Kinseth in December. He was a former member of the Company board of directors and former president and chairman of our affiliate, Randall-Story State Bank, Story City, Iowa. His advice and counsel will be missed.

         This year the annual meeting will be held on April 23, 2003. We plan to celebrate the 100th anniversary of First National Bank, Ames, Iowa.

         This news release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties. A number of factors, many of which are beyond the Company's control, could cause actual conditions to differ significantly from those described in forward-looking statements. Such risks and uncertainties with respect to the Company include those related to the economic environment, particularly in the areas in which the Company and the Banks operate, competitive products and pricing, fiscal and monetary policies of the U.S. government, changes in governmental regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, credit risk management and asset/liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.

                   AMES NATIONAL CORPORATION AND SUBSIDIARIES

                           Consolidated Balance Sheets
                                   (unaudited)

                                                                                                      December 31,    December 31,
                                Assets                                                                    2002            2001
                                                                                                     ----------------------------
Cash and due from banks ..........................................................................   $ 51,688,784    $ 42,459,156
Federal funds sold ...............................................................................     32,500,000      29,350,000
Interest bearing deposits in financial institutions ..............................................      1,000,000         250,000
Securities available-for-sale ....................................................................    244,575,026     213,778,175
Loans receivable, net ............................................................................    332,306,497     323,043,166
Bank premises and equipment, net .................................................................      8,726,397       7,183,655
Accrued income receivable ........................................................................      5,849,017       5,977,353
Other assets .....................................................................................        582,849         238,477
                                                                                                     ----------------------------
           Total assets ..........................................................................   $ 677,228,570  $ 622,279,982
                                                                                                     ============================

                 Liabilities and Stockholders' Equity
Deposits:
   Demand ........................................................................................  $  62,557,937    $ 62,796,265
   NOW accounts ..................................................................................    121,325,104     108,509,319
   Savings and money market ......................................................................    153,296,259     138,342,052
   Time, $100,000 and over .......................................................................     54,564,283      47,716,458
   Other time ....................................................................................    158,878,796     154,145,161
                                                                                                    -----------------------------
           Total deposits ........................................................................    550,622,379     511,509,255

FHLB advances ....................................................................................             --       1,000,000
Federal funds purchased and securities sold under agreements to repurchase .......................     18,325,574      10,596,174
Dividends payable ................................................................................      1,376,752       1,312,596
Deferred taxes ...................................................................................      2,879,057       1,188,670
Accrued interest and other liabilities ...........................................................      2,501,952       3,051,289
                                                                                                     ----------------------------
           Total liabilities .....................................................................    575,705,714     528,657,984
                                                                                                     ----------------------------

Stockholders' Equity:
   Common stock, $5 par value; authorized 6,000,000 shares;
     issued 3,153,230 shares .....................................................................     15,766,150      15,766,150
   Additional paid-in capital ....................................................................     25,354,014      25,393,028
   Retained earnings .............................................................................     53,917,544      49,397,011
   Treasury stock, at cost; 24,248 and 28,001 shares at
     December 31, 2002 and 2001, respectively ....................................................     (1,333,640)     (1,530,805)
   Accumulated other comprehensive income - net unrealized gain
     on securities available-for-sale ............................................................      7,818,788       4,596,614
                                                                                                     ----------------------------
           Total stockholders' equity ............................................................    101,522,856      93,621,998
                                                                                                     ----------------------------

                                                                                                     $677,228,570    $622,279,982
                                                                                                     ============================

                   AMES NATIONAL CORPORATION AND SUBSIDIARIES

                        Consolidated Statements of Income
                                   (unaudited)

                                                                     Three Months Ended                    Twelve Months Ended
                                                                        December 31,                           December 31,
                                                                    2002            2001                  2002             2001
                                                                ------------------------------        ------------------------------
Interest and dividend income:
    Loans ..............................................        $ 5,745,208        $ 6,715,653        $23,207,184        $27,891,379
    Securities .........................................          2,698,867          2,654,883         10,869,464         11,590,918
    Federal funds sold .................................            172,018            277,033            810,675            829,083
    Dividends ..........................................            336,505            335,332          1,383,350          1,162,176
                                                                -----------        -----------        -----------        -----------
          Total interest income ........................          8,952,598          9,982,901         36,270,673         41,473,556
                                                                -----------        -----------        -----------        -----------

Interest expense:
    Deposits ...........................................          2,689,839          3,562,529         11,397,125         17,791,314
    Other borrowed funds ...............................             70,062            157,248            265,845          1,091,319
                                                                -----------        -----------        -----------        -----------
          Total interest expense .......................          2,759,901          3,719,777         11,662,970         18,882,633
                                                                -----------        -----------        -----------        -----------

          Net interest income ..........................          6,192,697          6,263,124         24,607,703         22,590,923
Provision for loan losses ..............................            392,307            340,403            688,431            897,540
                                                                -----------        -----------        -----------        -----------
          Net interest income after
             provision for loan losses .................          5,800,390          5,922,721         23,919,272         21,693,383
                                                                -----------        -----------        -----------        -----------
Noninterest income:
    Trust department income ............................            235,131            220,679          1,032,500            948,499
    Service fees .......................................            391,379            405,001          1,492,344          1,585,036
    Securities gains, net ..............................            327,501             43,047            889,923          1,197,050
    Loan and secondary market fees .....................            329,298            190,218            739,907            589,215
    Other ..............................................            347,182            192,417            980,140            760,244
                                                                -----------        -----------        -----------        -----------
          Total noninterest income .....................          1,630,491          1,051,362          5,134,814          5,080,044
                                                                -----------        -----------        -----------        -----------

Noninterest expense:
    Salaries and employee benefits .....................          2,129,020          1,774,685          8,074,181          6,834,588
    Data processing ....................................            651,306            503,770          1,934,006          1,772,726
    Occupancy expenses .................................            272,089            183,921            927,287            726,049
    Other operating expenses ...........................            629,679            645,769          2,340,098          2,253,920
                                                                -----------        -----------        -----------        -----------
          Total noninterest expense ....................          3,682,094          3,108,145         13,275,572         11,587,283
                                                                -----------        -----------        -----------        -----------

          Income before income taxes ...................          3,748,787          3,865,938         15,778,514         15,186,144

Income tax expense .....................................          1,042,797          1,298,375          4,438,376          4,638,806
                                                                -----------        -----------        -----------        -----------
           Net income ...................................        $ 2,705,990        $ 2,567,563        $11,340,138       $10,547,338
                                                                ===========        ===========        ===========        ===========

Basic and diluted earnings per share ...................        $      0.87        $      0.82        $      3.63        $      3.38
                                                                ===========        ===========        ===========        ===========

Declared dividends per share ...........................        $      0.44        $      0.42        $      2.18        $      1.66
                                                                ===========        ===========        ===========        ===========

Comprehensive Income ...................................        $ 1,973,578        $ 1,495,596        $14,562,312        $12,520,408
                                                                ===========        ===========        ===========        ===========